EXECUTION COPY









                               SECURITY AGREEMENT



      SECURITY AGREEMENT, this 3rd day of February, 2004, by and among Wellspring Media, Inc., a Delaware corporation with offices at 419 Park Ave. South, New York, New York 10016 (the "Grantor"), in favor of Lee Miller, as Security Agent (the "Security Agent"), on behalf of Al Cattabiani, an individual residing at 27 Summit Terrace, Dobbs Ferry, New York 10522, ("Cattabiani"), Lee Miller, an individual residing at 420 Round Hill Road, Greenwich, Connecticut 06831, ("Miller") Clara Spalter Miller, an individual residing at 420 Round Hill Road, Greenwich, Connecticut 06831 ("C. Miller"), Carl Seldin Koerner, an individual residing at 229 Greenway South, Forest Hills, New York 11375 ("Koerner"), and Jefferies & Company, Inc. ("Jefferies"), a Delaware Corporation with offices at 520 Madison Avenue, 8th Floor, New York, New York 10022 (Cattabiani, Miller, C. Miller, Koerner, and Jefferies being collectively referred to herein as the "Secured Parties").


                              W I T N E S S E T H :

      WHEREAS, on the date hereof, pursuant to the terms of a Stock Purchase Agreement of even date herewith, (the "Agreement") among the American and certain of the Secured Parties, American has purchased certain stock of the Grantor owned by certain of the Secured Parties; and

      WHEREAS, pursuant to the terms and conditions of the Agreement, American has agreed and is obligated to make certain payments to the Secured Parties under the terms of certain promissory notes (the "Notes"); and

      WHEREAS, certain of the Secured Parties have assigned $480,000 in principal amount of the Notes to Jefferies;

      WHEREAS, in order to induce certain of the Secured Parties to execute and deliver the Agreement, the Grantor has guaranteed the obligations of American pursuant to the terms of a Guaranty agreement of even date herewith (the "Guaranty"); and

      WHEREAS, in order to induce certain the Secured Parties to execute and deliver the Agreement, American has agreed to pledge to the Secured Parties certain stock of the Grantor as security for the Obligations (as defined herein) pursuant to the terms of a Pledge Agreement of even date (the "Pledge"); and

      WHEREAS, in order to induce certain of the Secured Parties to execute and deliver the Agreement, the Grantor has agreed to pledge to the Secured Parties certain collateral of the Grantor as security for the Obligations pursuant to the terms of this Security Agreement;

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      NOW, THEREFORE, in consideration of One ($1.00) Dollar, and other valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

      1. Definitions. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement and the following terms as used herein shall have the meanings set forth below:

            "Collateral" shall mean all of the property set forth in Exhibit A attached hereto and made a part hereof, and all substitutions, increases, replacements and accessions thereto and the proceeds thereof, if any.

            "Obligations" shall mean all sums due under the Agreement, the Notes, the Pledge, the Guaranty and this Security Agreement.

      2. Creation of the Security Interest. To secure the due payment and performance of the Obligations, the Grantor hereby grants, mortgages and conveys to the Secured Parties a lien on and security interest in all of the right, title and interest of Grantor in and to the Collateral as set forth on Exhibit
A. This security interest is granted in order to secure the full, prompt and faithful payment and performance of all of the Obligations.

      3. Protection of the Collateral. Grantor shall defend its ownership of the Collateral against all claims and demands whatsoever. Grantor shall not sell, exchange, assign, loan, license, deliver, lease, mortgage, transfer or otherwise dispose of the Collateral, or grant any other security interest in any of the Collateral, without the prior written consent of the Secured Parties in each instance, except in the Ordinary Course of Business and except for any Liens existing on the date hereof, including, without limitation, the Lien of Atlantic Bank of New York in the Collateral under the Atlantic Bank Security Agreement (as defined in the Notes) and Permitted Encumbrances under the Atlantic Bank Security Agreement. Grantor shall keep the Collateral, at Grantor's own cost and expense, in good repair and condition, ordinary wear and tear excepted, and available for inspection by the Security Agent at all reasonable times. Grantor shall keep the Collateral insured against loss by fire, theft and other casualties in amounts and with carriers consistent with those in existence on the date hereof, and name the Secured Parties as loss payee as their interests may appear in the event of any loss. Grantor shall give immediate written notice to the Security Agent and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers.

      4. Filing and Recording. Upon demand by the Security Agent, the Grantor shall do the following: furnish further assurance of ownership of the Collateral, execute any written agreement or do any other acts reasonably necessary to effectuate the purposes and provisions of this Security Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Parties in the Collateral and pay all costs of filing in connection therewith. Grantor hereby authorizes the Security Agent to file or refile any financing statements or continuation statements with respect to the security interest granted pursuant to this Security Agreement which at any time may be required or

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appropriate, although the same may have been executed only by the Security
Agent, and to execute such financing statement on behalf of Grantor.

      5. Liens and Encumbrances. Except as otherwise herein provided, Grantor shall keep the Collateral free and clear of all Liens.

      6. Taxes and Fees. Grantor shall pay when due (including all extensions) all taxes, assessments and license fees relating to the Collateral, unless Grantor is contesting the payment of such taxes in good faith by appropriate proceedings.

      7. Default. The occurrence of an Event of Default under any of the Notes shall constitute a Default hereunder.

      8. Rights and Remedies. Upon the occurrence and during the continuance of an Event of Default and at the option of the Secured Parties, the Security Agent may declare, the Obligations secured by this Security Agreement immediately due and payable in full upon notice to Grantor or American, as the case may be, and thereafter, the Secured Parties shall have all the rights, remedies and privileges provided by the Uniform Commercial Code in effect in the State of New York/or other law on the date hereof. After the Security Agent gives a notice of default under this Section and upon demand by the Security Agent, Grantor shall assemble the Collateral and make it available to the Security Agent at the place and at the time designated in the demand. After notice of default, the Secured Parties' reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the Collateral, and for any other efforts to collect the Obligations secured hereby shall be chargeable to the Grantor. The Grantor and American shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand. If the Grantor shall default in the performance of any of the provisions of this Security Agreement on the Grantor's part to be performed, the Security Agent may perform same for the Grantor's account, and any monies expended in so doing shall be chargeable with interest to the Grantor and shall constitute part of the Obligations secured hereby.

      9. Grantor's Representations and Warranties. Grantor hereby represents and warrants to Secured Parties that:

            (a) Grantor has the corporate power to execute, deliver and perform the provisions of this Security Agreement or the documents delivered pursuant thereto, and has taken or caused to be taken all necessary or appropriate actions to authorize execution, delivery and performance of this Security Agreement.

            (b) Grantor's state of incorporation is Delaware and its name is exactly as it appears at the beginning of this Security Agreement.

            (c) Grantor is the owner of the Collateral, free and clear of all Liens of every kind and nature and no financing statement covering the Collateral or its proceeds is on file in any public office, except for the Lien of Atlantic

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                  Bank of New York under the Atlantic Bank Security Agreement and Permitted Liens thereunder and Permitted Liens under the Agreement and financing statements filed with respect to any of the foregoing Liens.

      10. Grantor's Covenants. Until the Obligations are paid in full, Grantor agrees that it will:

            (a) Preserve its corporate existence and not, in one transaction or a series of related transactions, merge into or consolidate with any other entity unless Grantor is the surviving entity in such merger, or sell all or substantially all of its assets.

            (b)   Not change the state of its incorporation.

            (c) Not change its name without providing the Secured Parties with thirty (30) days prior written notice, the location of their principal place of businesses and chief executive offices, the location of the Collateral or the records pertaining thereto without giving prior written notice to the Security Agent. In addition, the Grantor shall not remove any of the Collateral from the state where it is presently located, without the prior written approval of the Secured Parties, except to the extent that such removal is in the Ordinary Course of Business.

            (d) The Grantor shall: (i) use all of the Collateral only for business purposes; and (ii) not waste or destroy the Collateral or any part thereof except in the Ordinary Course of Business.

            (e) The Grantor will promptly notify the Security Agent of any event causing material loss, theft, damage, destruction or depreciation to or of the Collateral which is not otherwise fully insured, and the amount thereof, as well as any other matters materially and adversely affecting the value of any of the Collateral, upon learning of any such event.

      11. Power of Attorney. The Grantor hereby irrevocably makes, constitutes and appoints the Security Agent as the Grantor's true and lawful attorney-in-fact, with full power and authority from time to time in such Grantor's name, place and stead, or otherwise, exercisable upon the occurrence and during the continuance of an Event of Default, to: (a) take possession of and execute or endorse (to the Secured Parties or otherwise) any one or more contracts, agreements, assignments and other documents, and any one or more notes, checks, or other instruments received, in payment for or on account of any of the Collateral; (b) demand, collect and receive any monies due on account of any of the Collateral, or exercise any withdrawal or other rights, powers, privileges, remedies or interests of the Grantor under Legal Requirements, and give receipts and acquittances in connection therewith; (c) negotiate and compromise any claim, and commence, prosecute, defend, settle or withdraw any claims, suits or proceedings, pertaining to or arising out of any of the Collateral; and (d) otherwise to take any and all action and to execute any and all agreements, contracts, documents and instruments as the Security Agent, in his discretion, shall deem necessary, appropriate or advisable to carry out the purpose

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and intent of this Security Agreement, all without regard to whether the
Security Agent or the Secured Parties have taken any other action under this Security Agreement, the Notes, the Guaranty, the Pledge or otherwise. This Power of Attorney is hereby declared to be irrevocable, with full power of substitution and coupled with an interest. This Power of Attorney shall survive the dissolution, reorganization or bankruptcy of the Grantor or American and shall extend to and be binding upon each such Grantor's successors, assigns, heirs and legal representatives. The Secured Parties shall not be liable for any failure to collect or enforce the payment of any of those assets and properties.

      12. Appointment of Security Agent. The Secured Parties hereby authorize Miller and do hereby make, constitute and appoint Miller as Security Agent, with full power of substitution, as the Secured Parties' true and lawful attorney-in fact, with power in his own name or in the name of the Secured Parties individually or collectively to (a) take possession of and execute or endorse (to the Secured Parties or otherwise) any one or more contracts, agreements, assignments and other documents, and any one or more notes, checks, or other instruments received, in payment for or on account of any of the Collateral; (b) demand, collect and receive any monies due on account of any of the Collateral, or exercise any withdrawal or other rights, powers, privileges, remedies or interests of the Grantor under Legal Requirements, and give receipts and acquittances in connection therewith; (c) negotiate and compromise any claim, and commence, prosecute, defend, settle or withdraw any claims, suits or proceedings, pertaining to or arising out of any of the Collateral; and (d) otherwise to take any and all action and to execute any and all agreements, contracts, documents and instruments as the Secured Parties, in their discretion, shall deem necessary, appropriate or advisable to carry out the purpose and intent of this Security Agreement, all without regard to whether the Secured Parties have taken any other action under the Notes, this Security Agreement, the Pledge, the Guaranty or otherwise.

      13. Termination. The term of this Security Agreement shall commence on the date hereof and shall continue in full force and effect, and be binding upon the Grantor, until all of the Obligations have been fully paid and performed and such payment and performance has been acknowledged in writing by the Secured Parties, whereupon this Security Agreement shall terminate.

      14. Notices. All notices, requests, demands or other communications provided for herein shall be in writing and shall be directed as set forth in the Agreement except for notices to Jefferies. Any notices or other communications required or permitted under, or otherwise in connection with this Security Agreement to Jefferies shall be in writing and shall be deemed to have been duly given when delivered in person or upon confirmation of receipt when transmitted by facsimile transmission (but only if followed by transmittal by national overnight courier or hand for delivery on the next Business Day) or on receipt after dispatch by registered or certified mail, postage prepaid, addressed, or on the next Business Day if transmitted by national overnight courier as follows:

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           Jefferies & Company, Inc.
           520 Madison Avenue
           8th Floor
           New York, New York 10022
           Attn: General Counsel
           Fax: 212-284-2280

      15. Modification and Waiver. No modification or waiver of any provision of this Security Agreement, and no consent by the Security Agent or any Secured Party to any breach thereof by the Grantor shall be effective unless such modification or waiver shall be in writing and signed by the Secured Parties or the Security Agent on behalf of the Secured Parties, and the same shall then be effective only for the period and on the conditions and for the specific instances and purposes specified in such writing. No course of dealing between the Grantor and the Secured Parties in exercising any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder.

      16. Binding Effect. This Security Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and assigns.

      17. Assignment. The Grantor may not assign its rights or obligations under this Security Agreement and any such transfer or assignment or attempt thereat will be null and void. The Secured Parties may assign their rights or obligations under this Security Agreement. If such assignment is made by the Secured Parties, the Grantor shall render performance under this Security Agreement to the assignee.

      18. Captions. The captions are inserted only as a matter of convenience and for reference and in no way to define, limit or describe the scope of this Security Agreement, nor the intent of any provision thereof.

      19. Jurisdiction. The Secured Parties, the Security Agent and the Grantor hereby irrevocably consent to the exclusive jurisdiction of the courts of the State of New York and of the United States District Court located in New York County in any action against it in connection with this Security Agreement and the Grantor and Secured Parties hereby waive any right to a trial by jury in an action or proceeding arising out of our relating to this Security Agreement.

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      20. Miscellaneous. This Security Agreement shall be construed in accordance with and shall be governed by the laws of the State of New York. The gender and numbers used in this Security Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine ore feminine gender, corporate or other form, and the singular shall likewise include the plural. In the event that any word, sentence, paragraph or article of this Security Agreement is found to be void or voidable, the balance of this Security Agreement shall nevertheless be legal and binding with the same force and effect as though the void or voidable parts were deleted.



      21. Subordination. THIS AGREEMENT IS SUBJECT TO THE AGREEMENT OF SUBORDINATION DATED AS OF FEBRUARY 3, 2004 AMONG ATLANTIC BANK OF NEW YORK (THE "BANK"), EACH OF THE SECURED PARTIES AND WELLSPRING MEDIA, INC., WHICH AMONG OTHER THINGS SUBORDINATES THE GRANTOR'S OBLIGATIONS HEREUNDER TO THE PRIOR PAYMENT OF CERTAIN OBLIGATIONS OWING TO THE BANK.









                             SIGNATURE PAGE FOLLOWS

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IN WITNESS WHEREOF, the parties hereto have duly executed this Security
                Agreement as of the date first above written.

                                         WELLSPRING MEDIA, INC.





                                         By:
                                             -----------------------------------
                                             Stephen K. Bannon, President

                                         SECURED PARTIES:





                                         ---------------------------------------
                                         Al Cattabiani




                                         ---------------------------------------
                                         Lee Miller




                                         ---------------------------------------
                                         Clara Spalter Miller




                                         ---------------------------------------
                                         Carl Selden Koerner

                                         Jeffries & Company, Inc.


                                         By:
                                         ---------------------------------------

                                         SECURITY AGENT:


                                         ---------------------------------------
                                         Lee Miller

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ACKNOWLEDGMENT IN NEW YORK STATE

STATE OF NEW YORK, COUNTY OF __________________ SS.:


      On February ___, 2004, before me, the undersigned, personally appeared
-------------
personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.





                                         ---------------------------------------
                                         (signature and office of individual
                                           taking acknowledgment)

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                                    EXHIBIT A



      The Grantor has pledged to the Secured Parties and granted to the Secured Parties a present and continuing lien and security interest in and to the following personal properties and fixtures of the Grantor wherever located and whether now owned or hereinafter acquired or created by the Grantor (with certain terms, words and phrases being defined in subsequent paragraphs below):

      (a) All of Grantor's personal property and fixtures, whether now or hereafter existing or now owned or hereafter acquired and wherever located, of every kind and description, tangible and intangible, all goods, investment properties, equipment, machinery, deposit accounts, furniture, inventory, accounts, contract rights, chattel paper, accounts receivable, notes receivable, programming rights library, instruments and documents, including, without limitation, documents of title, warehouse receipts and all other shipping documents and instruments of any kind whatsoever whether relating to goods in transit or otherwise, all general intangibles, credits, claims, demands and any other obligations of any kind, whether now or hereafter arising, of Grantor, and the balance of every account now or hereafter existing of Grantor and any and all additions and accessions thereto, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon; and

      (b) All choses in action, any rights arising under any judgment, statute or rule, all corporate and business records, customer lists, credit files, computer program printouts, and other computer materials and records, all inventories, trademarks, trade styles, designs, patents, copyrights, licenses, licenses agreements, and any applications for patents and/or trademarks, including, without limitation, in connection with such trademarks, trade styles, designs, patents and copyrights, licenses, license agreements, and any applications for patents and/or trademarks, any and all reissues, divisions, continuations, reexaminations, renewals and extensions thereof (whether in whole or in part), any and all rights corresponding thereto throughout the world, and the goodwill of the business to which each relates, and any and all accounts, contract rights, warranties, litigation claims and rights and other general intangibles related to any of the foregoing, in each case whether now existing or hereafter acquired or created, whether owned, leased, licensed, beneficially or of record, and whether owned, leased or licensed individually, jointly or otherwise, and all payments and other distributions with respect thereto and any renewals, continuations, modifications and extensions of any and all of the foregoing; and

      (c) Any and all additions and accessions to the foregoing, all substitutions and replacements therefor and all products and proceeds thereof and proceeds of insurance thereon, whether now owned or hereafter, acquired or created by the Grantor.

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